UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: January 31, 2007

SAN Holdings, Inc.
(Exact name of registrant as specified in its charter)

Colorado	0-16423	84-0907969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9800 Pyramid Court, Suite 130, Englewood, CO 80112
(Address of Principal Executive Offices) (Zip Code)

 (303) 660-3933
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 31, 2007, the Securities and Exchange Commission ("SEC") declared effective the Registration Statement on Form S-1 (File No. 333-137207) (the "Registration Statement") filed by SAN Holdings, Inc. (the "Company") with the SEC under the Securities Act of 1933, as amended (the "1933 Act"). The Registration Statement registers for resale shares of common stock of the Company by the selling stockholders listed in the Registration Statement. No shares of common stock are being offered by the Company, and the Company will not receive any proceeds from the sale or distribution of the common stock by the selling stockholders. While the Registration Statement remains effective, the selling stockholders will be able to resell the registered shares to the public, so long as they comply with the prospectus delivery requirements under the 1933 Act and the transfer and distribution requirements described under the "Plan of Distribution" section of the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

SAN HOLDINGS, INC.

By:	/s/ Robert C. Ogden
Robert C. Ogden, Chief Financial Officer and Secretary

Date: February 1, 2007